SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2003

NOCOPI TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

MARYLAND	0-20333	87-0406496

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

9C Portland Rd., W. Conshohocken, Pennsylvania	19428-2903

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 610-834-9600

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

Exhibit 99      Press Release dated October 17, 2003.

Item 9.

     Registrant hereby furnishes the Press Release attached as Exhibit 99 to this Form 8-K pursuant to Regulation FD.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nocopi Technologies, Inc.

(Registrant)

By:	/s/ Rudolph A. Lutterschmidt

Rudolph A. Lutterschmidt,
Chief Financial Officer

Dated:	October 17, 2003